UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 16, 2017
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9924 (Commission File Number)	52-1568099 (I.R.S. Employer Identification No.)
388 Greenwich Street, New York, NY (Address of principal executive offices)		10013 (Zip code)
(212) 559-1000 (Registrant's telephone number, including area code)
 ☐
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

CITIGROUP INC.
Current Report on Form 8-K

Item 8.01    Other Events.

As previously disclosed by Citigroup Inc. (Citi), effective in the first quarter of 2017, the remaining businesses and portfolios of assets in Citi Holdings are now reported as part of Corporate/Other for all periods presented and Citi Holdings is no longer a separately reported business segment. For additional information on this and other previously disclosed reclassifications, see Note 3 to the Consolidated Financial Statements in Citi’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 (First Quarter 2017 Form 10-Q) filed with the U.S. Securities and Exchange Commission (SEC) on May 1, 2017 and Citi’s Current Report on Form 8-K furnished to the SEC on April 6, 2017. These reclassifications were reflected in Citi’s First Quarter 2017 Form 10-Q.
In accordance with ASC 280, Segment Reporting, attached as Exhibit 99.02 to this Form 8-K are the historical audited consolidated financial statements for Citi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (2016 Form 10-K), conformed to reflect these reclassifications. Citi’s consolidated results remain unchanged for all periods presented as a result of these reclassifications. These reclassifications have also been reflected in Exhibits 99.01 and 101 to this Form 8-K. The information included in this Form 8-K should be read in conjunction with Citi’s 2016 Form 10-K and First Quarter 2017 Form 10-Q. This Form 8-K does not reflect events occurring after Citi filed its 2016 Form 10-K and does not modify or update the disclosures therein in any way, other than to reflect the above-referenced reclassifications. For developments subsequent to the filing of the 2016 Form 10-K, refer to Citi's First Quarter 2017 Form 10-Q.
Exhibit 99.02 will serve as Citi’s historical audited consolidated financial statements as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Citi files its Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.01	Segment and Business Income (loss) and Revenues of Citigroup Inc. for the three years ended December 31, 2016.

99.02
Historical Audited Consolidated Financial Statements of Citigroup Inc. as of December 31, 2016 and 2015 and for the three years ended December 31, 2016, reflecting the above-referenced reclassifications. Also included is the Report of Independent Registered Public Accounting Firm dated February 24, 2017, except as to Notes 3, 6, 14, 15, 16, 18, 24, 26 and 28 which are as of June 16, 2017.

99.03	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

101
Historical Audited Consolidated Financial Statements of Citigroup Inc. as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 reflecting the above-referenced reclassifications, formatted in XBRL: (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Comprehensive Income, (iii) the Consolidated Balance Sheet, (iv) the Consolidated Statement of Changes in Stockholders' Equity, (v) the Consolidated Statement of Cash Flows and (vi) the Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: June 16, 2017
	By:	/s/ JEFFREY R. WALSH Jeffrey R. Walsh Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number

99.01	Segment and Business Income (loss) and Revenues of Citigroup Inc. for the three years ended December 31, 2016.

99.02
Historical Audited Consolidated Financial Statements of Citigroup Inc. as of December 31, 2016 and 2015 and for the three years ended December 31, 2016, reflecting the above-referenced reclassifications. Also included is the Report of Independent Registered Public Accounting Firm dated February 24, 2017, except as to Notes 3, 6, 14, 15, 16, 18, 24, 26 and 28 which are as of June 16, 2017.

99.03	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

101
Historical Audited Consolidated Financial Statements of Citigroup Inc. as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 reflecting the above-referenced reclassifications, formatted in XBRL: (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Comprehensive Income, (iii) the Consolidated Balance Sheet, (iv) the Consolidated Statement of Changes in Stockholders' Equity, (v) the Consolidated Statement of Cash Flows and (vi) the Notes to Consolidated Financial Statements.